UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 3, 2022 (December 29, 2021)

Z-Work Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39960	85-3333982
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

575 Fifth Avenue

15th Floor

New York, NY 10017

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (626) 867-7295

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of Class A Common Stock and one-third of one Redeemable Warrant	ZWRKU	The Nasdaq Stock Market LLC

Class A Common Stock, par value $0.0001 per share	ZWRK	The Nasdaq Stock Market LLC

Warrants, each exercisable for one share Class A Common Stock for $11.50 per share	ZWRKW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On December 29, 2021, Z-Work Acquisition Corp. (the “Company”) entered into an Amendment, dated as of December 29, 2021 (the “Amendment”), to the Letter Agreement, dated January 28, 2021 (the “Letter Agreement”), by and among the Company, its officers, its directors and Z-Work Holdings LLC (the “Sponsor”). The Letter Agreement restricts, among other things, the transfer or deemed transfer by the Sponsor of shares of Class B common stock, par value $0.0001 per share, of the Company (the “Founder Shares”) and certain private placement warrants, and any shares of Class A common stock, par value $0.0001 per share, of the Company issued upon conversion or exercise thereof. The Amendment provides for an exception to the transfer restrictions set forth in the Letter Agreement in order to permit the Sponsor to issue profits interests in the Sponsor to Foresight Consulting Group LLC (“Foresight”) in exchange for Foresight’s agreement to perform certain consulting services for the Sponsor.

In connection with the Sponsor’s arrangement with Foresight, the Company has agreed with P. Schoenfeld Asset Management LP (the “anchor investor”) that if the Company completes a business combination identified by Foresight, the anchor investor’s lock-up restrictions with respect to the anchor investor’s shares of the Company shall be waived.

The foregoing summary of the Amendment does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The exhibits to this report are listed in the Exhibit Index below and are incorporated by reference herein.

Exhibit Index

Exhibit No.	Exhibit Description

10.1	Amendment, dated as of December 29, 2021, to the Letter Agreement, dated January 28, 2021, by and among Z-Work Acquisition Corp., its officers, its directors and Z-Work Holdings LLC

104	Cover Page Interactive Data File – The cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 3, 2022	Z-WORK ACQUISITION CORP.

	By:	/s/ Doug Atkin
	Name:	Doug Atkin
	Title:	Executive Co-Chairman

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